OTHER ASSETS	12 Months Ended
Dec. 31, 2014
OTHER ASSETS
OTHER ASSETS

NOTE 7: OTHER ASSETS

        The components of other assets as of December 31, 2014 and 2013 are as follows:

	2014	2013
Tax receivables	$66,872	$8,917
Deferred debt issuance costs	39,470	45,240
Deferred tax assets	21,146	—
Derivative assets	7,543	6,189
Property and equipment, net	116	151
Prepaid assets	58	53
Other current assets	10,559	10,409

Total other assets	$145,764	$70,959